FIRST AMENDMENT TO NET LEASE AGREEMENT


     THIS AMENDMENT TO NET LEASE AGREEMENT, made and entered into effective as of the 31st day of December, 1997, by and between AEI Income & Growth Fund XXI Limited Partnership (hereinafter, "Fund XXI"), AEI Net Lease Income & Growth Fund XX Limited Partnership (hereinafter, "Fund XX"), and Net Lease Income & Growth Fund 84-A Limited Partnership (hereinafter, "Fund 84-A") (together, "Lessor"),whose principal business address is 1300 Minnesota World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101 ("Lessor"), and Champps Americana, Inc., a Minnesota corporation ("Lessee"), whose principal business address is One Corporate Place, 55 Ferncroft Road, Danvers, Ma. 01923;

                           WITNESSETH:

     WHEREAS, Lessor is the fee owner of a certain parcel of real property and improvements located at Schaumburg, Illinois, and legally described in Exhibit "A", which is attached hereto and incorporated herein by reference; and


     WHEREAS, Lessee has constructed the building and improvements (together the "Building") on the real property described in Exhibit "A", which Building is described in the plans and specifications heretofore submitted to Lessor; and

     WHEREAS, Lessee and Lessor have entered into that certain Net Lease Agreement dated April 21, 1997 (the
"Lease") providing for the lease of said real property and Building (said real property and Building hereinafter referred to as the "Leased Premises"), from Lessor upon the terms and conditions therein provided in the Lease;

     NOW, THEREFORE, in consideration of the Rents, terms, covenants, conditions, and agreements hereinafter described to be paid, kept, and performed by Lessee, including the completion of the Building and other improvements constituting the Leased Premises, Lessee and Lessor do hereby agree to amend the Lease as follows:


1. Article 2(A) and (B) of the Lease shall henceforth read as follows:

ARTICLE 2.     TERM

     (A)  The term of this Lease ("Term") shall be Twenty
(20) consecutive "Lease Years",
as hereinafter defined, commencing on April 21, 1997
("Occupancy Date"), plus the period ending December 31, 1997, with the contemplated initial term hereof ending on December 31, 2017.

     (B) The first full Lease Year shall commence on the date of this First Amendment and continue through December 31, 1998.

2. Article 4(A) of the Lease shall henceforth read as follows:


ARTICLE 4.  RENT PAYMENTS

     (A) Annual Rent Payable for the first, second, and third Lease Years: Lessee shall pay to Lessor an annual
Base Rent of $476,771.42, which amount shall be payable in advance on the first day of each month in equal monthly installments of $19,706.55 to Fund XXI, $14,700.45 to Fund
XX, and $5,323.95 to Fund 84A.

          If the first day of the Lease Term is not the first day of a calendar month, then the monthly Rent payable for that partial month shall be a prorated portion of the equal monthly installment of Base Rent.

3. Article 35 is hereby deleted in its entirety; Lessor and Lessee agree that the referenced Development Financing
Agreement is terminated in accordance with its terms. All other terms and conditions of the Lease shall remain in full force and effect.

4. Lessee has accepted delivery of the Leased Premises and has entered into occupancy thereof;

5. Lessee has fully inspected the Premises and found the same to be as required by the Lease, in good order and repair, and all conditions under the Lease to be performed by the Lessor have been satisfied;

6. As of this date, the Lessor is not in default under any of the terms, conditions, provisions or agreements of the Lease and the undersigned has no offsets, claims or defenses against the Lessor with respect to the Lease.

7. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Lessor and Lessee have respectively signed and sealed this Lease as of the day and year first above written.

                     LESSEE:  CHAMPPS AMERICANA, INC.

                              By: /s/ Donna Deporan
                                   Its: Asst. Secretary



STATE OF MASSACHUSETTS)
                    )SS.
COUNTY OF ESSEX)
     The foregoing instrument was acknowledged before me this 30th day of December, 1997, by Donna Deporan, as Asst
Secretary of Champps Americana, Inc. on behalf of said corporation.

                         /s/ Jane K Beanhetto
                         Notary Public



            Remainder of page intentionally left blank



                    LESSOR:   AEI  INCOME & GROWTH FUND XXI
                              LIMITED PARTNERSHIP, a
                              Minnesota limited partnership

                              By: AEI FUND MANAGEMENT XXI, INC., a
                              Minnesota corporation


                              By: /s/ Robert P Johnson
                                      Robert P. Johnson, President


STATE OF MINNESOTA  )
                              )SS.
COUNTY OF RAMSEY    )

     The foregoing instrument was acknowledged before me the 31st day of December, 1997, by Robert P. Johnson, the President of AEI Fund Management XXI, Inc., a Minnesota corporation, corporate general partner of AEI Income & Growth Fund XXI Limited
Partnership, on behalf of said limited partnership.

                       /s/ Barbara J Kochevar
                              Notary Public




[notary seal]



     LESSOR    AEI NET LEASE INCOME & GROWTH FUND XX LIMITED
               PARTNERSHIP

                    By:  AEI Fund Management XX, Inc.

                    By: /s/ Robert P Johnson
                            Robert P. Johnson, President


STATE OF MINNESOTA )
                                  )SS.
COUNTY OF RAMSEY             )

         The foregoing instrument was acknowledged before me the 31st day of December, 1997, by Robert P. Johnson, the President of AEI Fund Management XX, Inc., a Minnesota corporation, corporate general partner of AEI Net Lease Income & Growth Fund XX Limited Partnership, on behalf of said limited partnership.



                           /s/ Barbara J Kochevar
                                  Notary Public


[notary seal]



              LESSOR         NET LEASE INCOME & GROWTH FUND
                             84-A LIMITED
                             PARTNERSHIP

                             By: Net Lease Management 84-A, Inc.

                             By: /s/ Robert P Johnson
                                     Robert P. Johnson, President

STATE OF MINNESOTA )
                      )SS.
COUNTY OF RAMSEY   )

         The foregoing instrument was acknowledged before me the 31st day of December, 1997, by Robert P. Johnson, the President of Net Lease Management 84-A, Inc., a Minnesota corporation, corporate general partner of Net Lease Income & Growth Fund 84-A Limited Partnership, on behalf of said limited partnership.

                      /s/ Barbara J Kochervar
                            Notary Public


[notary seal]





                         Exhibita A


                    Legal Description


Parcel 1

     Lot 2 in American-Commons Subdivision, a Resubdivision of Lots 1 and 2 in Anderson's Woodfield Common West, a subdivision of part of the Northeast quarter of Section 14, Township 41 North, Range 10 East of the Third Principal
Meridian, in Cook County, Illinois.


Parcel

     Non-exclusive easement for ingress, egress, and parking as established by reciprocal easement agreement made by Chi-Chi's, Inc., a Minnesota corporation, and Bob Evan Farm, Inc., an Ohio corporation, dated May 10, 1983, and recorded May 13, 1983, as Document 26604303.